Exhibit 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the 2nd Quarter Report of Bio-Lok International Inc. (the “Registrant”) on Form 10-QSB for the period ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

a) The Report fully complies with the requirements of Section  13(a)  or 15(d) of the Securities Exchange Act of 1934, and

b) The information contained in the Report fairly presents, in all  material respects, the financial condition and results of operations  of the Registrant as of the dates and the periods expressed in the  Report.

Bio-Lok International Inc.

/s/ Bruce L. Hollander
_______________________
Bruce L. Hollander
Chief Executive Officer
June 15, 2005

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